UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

6700 ALEXANDER BELL DRIVE, SUITE 200

COLUMBIA, MARYLAND 21046

(Address of principal executive offices) (Zip code)

Alberto Osorio

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Douglas P. Dick

Dechert LLP

1900 K STREET, N.W.,

WASHINGTON, DC 20006

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s semi-annual report to stockholders for the period ending April 30, 2021 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

MANAGED DISTRIBUTION PLAN (“MDP”)

At its June 2021 meeting, the Board of Directors (the “Board”) decided to reinstate its MDP. In June 2020 the Board temporarily suspended the Fund´s MDP due to the significant decrease in net assets and uncertainty produced by the Covid-19 pandemic. Notwithstanding, the Board maintained a commitment to reinstate the MDP as soon as it deemed advisable. During the Fund´s first half of fiscal year 2021, Fund net assets recovered along with global financial markets, the economic outlook improved, and the Fund experienced a recovery in dividends received from portfolio issuers. Accordingly, the Board has reinstated its MDP, and has declared a distribution of $0.18 per share to be paid on July 29, 2021, to stockholders of record as of July 22, 2021. The Board has also ratified the continuation of the Fund’s quarterly distributions under its MDP during the balance of 2021. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to stockholders. Since the implementation of the MDP in September 2008, the Fund has paid a total of $24.28 per share in cash distributions to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

TABLE OF CONTENTS

2
The Fund’s Management
3
Semi Annual Report Highlights
4
Letter to Stockholders
10
General Information
16
Schedule of Investments
18
Statement of Assets and Liabilities
19
Statement of Operations
20
Statement of Changes in Net Assets
21
Financial Highlights
22
Notes to Financial Statements

The Mexico Fund, Inc. | 1

THE FUND’S MANAGEMENT

Directors

Emilio Carrillo Gamboa—Chairman
Jonathan Davis Arzac
Edward Djerejian
Claudio X. González
Alberto Osorio
Jaime Serra Puche
Marc J. Shapiro

Officers

Alberto Osorio—President and Chief Executive Officer
Tofi Dayan—Treasurer
Jorge Alamillo – Chief Compliance Officer
Douglas P. Dick—Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.
Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

Counsel

Dechert LLP
Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

2 | The Mexico Fund, Inc.

2021 SEMI ANNUAL REPORT

April 30, 2021

Highlights

●	The first half of the Fund´s fiscal year 2021 ended on April 30, 2021.

●

Mexico’s gross domestic product (“GDP”) decreased 8.2% annually during 2020. However, it has recovered significantly during the last three quarters. Analysts surveyed by the Mexican Central Bank at the end of April estimate the Mexican GDP to increase 4.8% and 2.7% during 2021 and 2022, respectively.

●

The three major credit agencies have reaffirmed Mexico´s credit ratings due to solid fiscal position and improved economic growth expectations, maintaining Mexico’s debt within its “investment grade” category.

●

During the first half of fiscal year 2021, the Fund’s NAV per share registered a total return[1] of 32.70%, compared with a return of 36.10% registered by its benchmark, the Morgan Stanley Capital International (“MSCI”) Mexico Index, over the same period. Notwithstanding the above, the Fund´s NAV per share has outperformed its benchmark, the MSCI Mexico Index, during the one-, three-, five- and ten-year periods ended on April 30, 2021.

●

As of April 30, 2021, the Fund’s market price and NAV per share were $14.54 and $16.80, respectively, reflecting a discount of 13.45%, compared with a discount of 17.14% at the end of fiscal year 2020.

●

The Fund´s Expense Limitation Agreement was reinforced for fiscal year 2021. The commitment to limit the ordinary expense ratio at 1.50%[2] was maintained for fiscal year 2021, but with a lower threshold for Fund net assets of $180 million, instead of the prior threshold of $200 million. In addition, the Fund announced on November 3, 2020 further reductions in certain operating expenses. The Fund’s ordinary expense ratio during the first half of fiscal year 2021 was 1.46%, below the limit of 1.50%.

●

At its June 2021 meeting, the Board decided to reinstate the Fund´s quarterly distributions under its MDP. Accordingly, the Fund has declared a distribution of $0.18 per share to be paid on July 29, 2021 to stockholders of record as of July 22, 2021.

1	All performance figures included in these “Highlights” take into account the reinvestment of distributions.

2	The ordinary expense ratio excludes the performance component of the Investment Advisory fee.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc. | 3

To Our Stockholders:

We present to you the Fund’s 2021 Semi Annual Report for the six-month period ended April 30, 2021. In this report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.

Economic and Political Environment

Global equity markets registered positive performance during the Fund´s first half of fiscal year 2021 ended on April 30, 2021, driven by aggressive global fiscal and monetary stimulus, especially in the United States, and an ongoing Covid-19 vaccination program.

In the U.S., Congress approved two additional stimulus packages for a combined $2.8 trillion, providing direct payments to citizens and extending unemployment benefits and tax credits for families with children, among other benefits, taking the total Pandemic stimulus to $5.8 trillion. The U.S. Federal Reserve (the “Fed”) has maintained its target interest rate at record lows in the range of 0.00% and 0.25% and has expressed its intention to maintain record low interest rates for a prolonged period of time, while additionally, it continues purchasing government securities. On the political front, President Joseph Biden formally took Presidential office on January 20, 2021.

In Europe, the European Central Bank increased its pandemic emergency purchase program (PEPP) by €500 billion to a total of €1,850 billion, while announcing that it will conduct net purchases until it judges that the Covid-19 crisis phase is over. Regarding “Brexit,” the United Kingdom officially ended its withdrawal process from the European Union on December 31, 2020, with a high note, as both parties reached an agreement that allows trade continuation without extra taxes being put on goods.

In Mexico, GDP contracted sharply during 2020, decreasing 8.2% in annual terms. However, economic activity started to recover since June 2020, driven by the strong global economic recovery and the re-opening of some domestic economic activities. As a result, first quarter 2021 GDP increased 15.6% relative to the low reached during the second quarter of 2020. The main driver of the economic recovery has been the external sector. Mexico recorded a record trade surplus of $34.0 billion during 2020, which decreased to a twelve-month balance of $33.7 billion as of April 2021, due to a rebound in imports, underlining a recovery in local demand. Remittances increased 11.4% annually during 2020 and remain at record highs, with a twelve-month balance of $42.9 billion as of April. Other economic indicators have also improved, such as industrial production, passenger air traffic and private consumption, while the formal sector has recovered 574,531 jobs during the last nine months, as of April 2021, out of 1,117,584 jobs lost between March and July 2020.

The Central Bank (“Banxico”) kept increasing its monetary stimulus by reducing its target interest rate by 25 basis points to 4.00%, accumulating a decrease of 325 basis points since 2020. However, inflation has recently increased to an annual rate of 6.1% as of April 2021, and the reference rate was left unchanged at 4.0% during the last monetary policy meeting held on May 13, 2021. Regarding Banxico´s Board composition, the term of its governor, Alejandro Díaz de León, will expire on December 31, 2021. The President has announced that Mr. Díaz de León will not be reelected for another term, and he will propose Mr. Arturo Herrera, current Finance Minister as his replacement.

Mexico´s fiscal position remains solid, achieving a primary surplus of 0.1% of GDP during calendar year 2020, while the Government expects a primary balance for 2021 and 2022 of 0.0% and 0.4% of GDP, respectively. Credit rating agencies Fitch, S&P and Moody´s have reaffirmed their ratings for Mexican sovereign debt at ‘BBB-’, ‘BBB’ and ‘Baa1’, respectively, as despite sharp GDP contraction during 2020, Mexico´s fiscal position remains robust and economic activity is now expected to recover at a faster pace. As a result, Mexico maintains its debt within the “investment grade” category.

On the political front, on June 6, 2021, Mexico held mid-term elections, where the 500 seats in the Lower House of Congress and 15 Governorships, among other local positions, were elected. The President´s party, Morena, together with his coalition, will lose seats in the Lower House, failing short of the two-thirds

4 | The Mexico Fund, Inc.

supermajority (which they currently have), a pre-requisite to amend the constitution. The election will result in greater checks and balances for the executive branch, which was welcomed news for the financial markets. On the state level, Morena was elected for eleven governorships, increasing its regional presence to sixteen out of thirty-two states. Elections were held in an orderly manner and the overall participation at around 52% of the electorate was higher than in previous mid-term elections. In general, all political parties and Mr. López Obrador regarded the elections as free and clean.

Health conditions regarding Covid-19 have also improved, as Government sources reported that cases have decreased to a 14-day average of 2,699 as of April 30, 2021, from a high of 15,520 during January 2021. These developments are driven by social distancing measures and the vaccination program, which has been held orderly since December 2020. However, total cases and deaths amount to 2,353,013 and 218,423, respectively, as of April 30, 2021, as reported by the Government.

The Mexican peso appreciated 4.6% during the first half of the Fund´s fiscal year 2021 ended on April 30, 2021, closing at Ps. $20.25, driven by a prudent fiscal stance and lower risk aversion in global financial markets.

In summary, economic growth expectations have improved significantly, with Mexican economists surveyed by Banxico at the end of April 2021 estimating GDP change for 2021 and 2022 at 4.8% and 2.7%, respectively, with inflation at annual rates of 4.6% and 3.7%, respectively. Economists also expect the overnight interest rate to be maintained at 4.0% at the end of 2021 and at 4.3% in 2022.

Management Discussion of Fund Performance and Portfolio Strategy

During the first half of fiscal year 2021, the Fund’s NAV per share registered a total return of 32.70%, while the MSCI Mexico Index registered a total return of 36.10% and the Fund’s market price registered a total return of 38.61%. The Fund´s discount at the end of April 2021 was 13.45%, lower than the 17.14% at the end of fiscal year 2020.

The Fund´s NAV per share underperformed its benchmark, the MSCI Mexico Index, during the six-months ended April 30, 2021. However, in long-term periods of one-, three-, five- and ten-years, the Fund has outperformed its benchmark, as presented in the table below, which shows the annualized performance1 of the Fund’s market price and NAV per share and the Fund’s benchmark, for periods ended April 30, 2021.

	Years (Annualized %) in USD
	One	Three	Five	Ten
MXF Market Price	70.06	0.63	0.82	0.68
MXF NAV	67.50	0.25	0.22	0.42
MSCI Mexico Index	58.05	-1.62	-0.77	-1.13

Source: Impulsora del Fondo México, S.C.

The following table shows the annualized performance1 of the Fund’s market price and NAV per share and the Fund’s benchmark, measured in local currency, for the same periods.

	Years (Annualized %) in MXN
	One	Three	Five	Ten
MXF Market Price	42.42	3.30	4.19	6.54
MXF NAV	40.28	2.91	3.57	6.27
MSCI Mexico Index	32.37	1.00	2.55	4.62

Source: Impulsora del Fondo México, S.C.

1	Performance figures take into account the reinvestment of distributions.

The Mexico Fund, Inc. | 5

During the first half of fiscal year 2021, the Adviser increased the Fund´s exposure to the consumer staples sector through defensive issuers with strong balance sheets, robust cash flow generation and attractive valuations, while it reduced the Fund´s position to the materials sector after significant share price increases, driven by positive expectations for construction activity and a sharp increase in commodity prices.

The following table shows the top five positive contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal year 2021. The table is sorted according to the contribution of these issuers to the Fund’s outperformance relative to the MSCI Mexico Index and shows the issuers’ market price returns during the period. The Fund benefited by double-digit increases in share prices of Ternium, Alfa, Orbia Advance Corporation, Banco Santander México and Gcc, in which the Fund had overweight positions.

Top Five Contributors to Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
Ternium	Steel	95.25%	2.57%	3.11%
Alfa	Holding Company	35.07%	1.42%	3.21%
Orbia Advance Corporation	Chemical Products	60.81%	1.33%	2.30%
Banco Santander México	Financial Group	52.69%	1.03%	2.16%
Gcc	Building Materials	41.49%	0.99%	2.24%

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal year 2021 and shows their respective market price returns during the period. The Fund was affected by underweight positions in Grupo Televisa, Wal-Mart de México, Cemex, Fibra Uno and Fomento Económico Mexicano.

Top Five Detractors from Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
Grupo Televisa	Media	95.94%	-2.76%	-3.12%
Wal-Mart de México	Retail	39.00%	-1.90%	-4.81%
Cemex	Building Materials	92.12%	-1.81%	-2.24%
Fibra Uno	Real Estate	67.94%	-1.48%	-2.57%
Fomento Económico Mexicano	Beverages	46.28%	-1.35%	-3.66%

6 | The Mexico Fund, Inc.

The following table shows the top five contributors to the Fund’s absolute performance during the first half of fiscal year 2021.

Top Five Contributors to Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Grupo México	Mining	63.14%	4.99%	9.46%
Cemex	Building Materials	92.12%	3.60%	4.51%
Fomento Económico Mexicano	Beverages	46.28%	3.13%	6.89%
Wal-Mart de México	Retail	39.00%	2.64%	6.67%
Ternium	Steel	95.25%	2.57%	3.11%

The following table shows the detractors from the Fund’s absolute performance during the first half of fiscal year 2021. There were only three issuers with negative contribution to the Fund´s performance during the period analyzed.

Detractors from Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Industrias Peñoles	Mining	-19.21%	-0.40%	1.62%
Controladora Nemak	Auto Parts	-8.89%	-0.14%	0.78%
Nemak	Auto Parts	-5.00%	-0.04%	0.70%

Portfolio Composition by Industry

Percentage of Net Assets and Weights on MSCI Mexico Index, April 30, 2021

The Mexico Fund, Inc. | 7

During the first half of fiscal year 2021, a total of 2,903,241 Fund shares traded on all U.S. consolidated markets, resulting in a daily average value of shares traded of $314,908. Comparable closed-end funds2 investing outside the United States traded a daily average and median of $516,611 and $348,924, respectively, during the same period.

The average price-to-earnings ratio of the Mexican equity market at the end of April 2021 was 24.1 times, while the price-to-book value ratio was 2.0 times.3 The market capitalization of the Mexican Stock Exchange at the end of April 2021 amounted to $415.4 billion. During the first quarter of calendar year 2021, Mexican listed companies reported positive results as sales and Ebitda increased 6.5% and 20.1%, respectively, in annual terms, benefited by a recovery in global and domestic economic activity, the increase in commodity prices and cost reductions which resulted in operating margin expansion.

Expense Limitation Agreement (“ELA”)

In March 2019, the Board and Impulsora jointly agreed to a significant reduction in Fund expenses to support the continued long-term performance of the Fund and to further the interests of Fund stockholders by continuing to deliver a competitive investment vehicle. Since then, the threshold level of Fund assets at which the desired expense ratio will be achieved has also been reduced. In addition, several Fund operating expenses have been further reduced or limited. Under the current ELA, Impulsora agreed to waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Fund’s Investment Advisory Agreement, taxes, interest, brokerage fees and any non-recurring expenses) to the extent necessary so that the Fund’s ordinary annual expense ratio does not exceed 1.50% beginning on November 1, 2020 through October 31, 2021, so long as Fund net assets remain greater than $180 million. During the first half of fiscal year 2021, the Fund’s total expense ratio was 1.56%, similar to the 1.56% reported during fiscal 2020; however, the ordinary expense ratio (excluding the performance component of the Investment Advisory fee), was 1.46%, lower than the ordinary expense ratio of 1.54% reported during fiscal year 2020, and lower than the Fund’s limit of 1.50%.

Distributions under MDP

At its June 2021 meeting, the Board decided to reinstate the Fund’s quarterly distributions under its MDP. During the Fund´s first half of fiscal year 2021, Fund net assets recovered along with global financial markets, the economic outlook improved significantly and the Fund experienced a recovery in dividends received from portfolio issuers. Accordingly, the Board has declared a distribution of $0.18 per share, payable in cash in July 29, 2021 to stockholders of record as of July 22, 2021.

2	Sample of 20 Non-U.S. equity Closed-End Funds (including the Fund).
3	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

8 | The Mexico Fund, Inc.

Final Comments

The Mexican economy, equity markets and financial results of Fund issuers´ improved significantly during the first half of fiscal year 2021. In addition, Mexico´s fiscal position remains strong, relative interest rates are attractive and economic growth expectations have increased, translating into a strong investment performance for the Fund. Furthermore, the Fund´s proactive actions to reduce and limit its operating expenses, and the recommencement of its MDP are compelling signs of the Board´s commitment to further the interest of Fund stockholders. Significant challenges remain in the global and domestic social, economic and political spheres, but the Board and the Adviser are confident that your Fund will continue to generate long-term value by investing in selected Mexican companies that best adapt to the current challenging and changing environment, while observing strong corporate governance standards. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

Alberto Osorio	Emilio Carrillo Gamboa
President and Chief Executive Officer	Chairman of the Board

June 11, 2021

The Mexico Fund, Inc. | 9

GENERAL INFORMATION

Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on March 9, 2021 at 10:30 a.m. Central time, which in light of public health concerns regarding the Covid-19 pandemic, was held in a virtual meeting format. Stockholders re-elected Marc J. Shapiro and Jaime Serra Puche as Directors of the Fund. A total of 12,033,768 shares were represented at the meeting, constituting a quorum of 80.2%.

Regarding the election of the Fund´s Class I Directors, the results of the Annual Meeting were as follows*:

	For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted
Marc J. Shapiro	10,428,973	69.50%	86.66%	1,604,795	10.69%	13.34%
Jaime Serra Puche	10,426,049	69.48%	86.64%	1,607,719	10.71%	13.36%

*	There were no abstentions or broker non-votes with regard to the election of the Fund’s Class I Directors.

Renewal of Investment Advisory Agreement

At a meeting of the Board held on March 9, 2021 at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board, and separately a majority of the Independent Directors, taking into consideration the recommendation of the Contract Review Committee of the Board (“Committee”), approved the continuation of the Investment Advisory Agreement (“Agreement”) with Impulsora based on its consideration of various factors, including: (1) the nature, extent and quality of services provided by the Adviser to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided, and profits to be realized, by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (5) other benefits to the Adviser from its relationship with the Fund (and any corresponding benefit to the Fund). In response to a specific request by the Independent Directors, Impulsora provided detailed information concerning the foregoing factors. The Board also received a memorandum from independent legal counsel discussing the duties of board members in considering the approval of the continuation of the Agreement. The Board evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s historical performance through the beginning of March 2021, as well as the Fund’s current advisory fee rate, noting that the total advisory fee rate is slightly higher than the median for comparable regional closed-end funds as provided by Lipper, Inc., while its ordinary advisory fee (excluding the fulcrum fee) is in line with its peers. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the Agreement.

The Board has determined that the Agreement is in the best interests of the Fund’s stockholders, as it would enable the stockholders to obtain high quality services at a cost that is appropriate and reasonable. In addition, the Board has concluded that the Agreement appropriately aligns the interests of the Adviser, the Fund, and Fund stockholders by rewarding superior performance or penalizing poor investment results when compared with the MSCI Mexico Index.

10 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

Performance adjustments under the Agreement began on April 1, 2015 based upon the Fund’s performance during the trailing 12-month period and adjustments were made since then, which the Board reviewed in its consideration of renewal of the Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of advisory services provided by the Adviser. The Board receives information at regular meetings throughout the year regarding the services rendered by the Adviser concerning the management of the Fund and the Adviser’s role in coordinating providers of other services to the Fund. Also, the Adviser provides all facilities and services necessary to analyze, execute and maintain investments consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981. The Board had available to it the qualifications, backgrounds and responsibilities of the personnel primarily responsible for the day-to-day portfolio management of the Fund and recognized that these individuals report to the Board regularly and provide a detailed report on the Fund’s performance at each regular meeting of the Board. The Board also received and considered the Adviser’s financial information, including recent operating results and expenses, as well as the specific services performed by the Adviser. The Board concluded that overall, it was satisfied with the nature, quality and extent of services that the Adviser provides to the Fund.

Investment Performance. At the Board meeting on March 9, 2021, the Board received and considered information regarding Fund performance relative to the leading Mexican equity indices, including the S&P BMV IPC Index and the MSCI Mexico Index, and the EWW (an ETF that tracks the Mexican equity market) as well as comparable funds. The Board had also received information throughout the year at periodic intervals regarding the Fund’s performance, including with respect to the leading Mexican equity indices. The Board was provided with the performance matrix as of January 31, 2021 with periods of three months, year-to-date, one-, three-, five- and ten-year periods, and determined that the Fund had outperformed the MSCI Mexico Index over periods of year-to-date, one-, three-, five- and ten years. The Board also determined that the Adviser had achieved superior investment performance compared with all of the comparable Mexican equity mutual funds over one-, three-, and ten-year periods ended January 31, 2021, and ranked second over the five-year period. Based on its review and the Adviser’s explanation, the Board concluded that the Fund’s performance has been positive and competitive.

Costs and Profitability. The Board reviewed the fees charged by Impulsora for investment advisory services, as well as the gross revenues and pre-tax profits earned by Impulsora. The Board also reviewed and considered comparative information supplied by Lipper, Inc., which the Board noted showed that the total effective investment advisory fee of the Fund remained competitive and slightly higher than the median fee rate of other comparable regional closed-end funds, while its ordinary advisory fee (excluding the fulcrum fee) is in line with its peers. The Board also reviewed and considered comparative information regarding administrative fees and expense ratios charged to comparable funds. Additionally, the Board reviewed the actual dollar amount of the fees payable under the Agreement, as well as the fee as a percentage of assets under management. The Board further considered the Expense Limitation Agreement between the Fund and Impulsora ,by which Impulsora would waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Fund’s Agreement, taxes, interest, brokerage fees and any non-recurring expenses) to the extent necessary so that the Fund’s ordinary annual expense ratio does not exceed 1.50% beginning on April 1, 2020 through October 31, 2021, so long as Fund net assets remain greater than $180 million. On the basis of this information, the Board concluded that the level of the investment advisory fee and the profitability of the relationship between the Fund and Impulsora are appropriate in light of the nature, extent and quality of services provided to the Fund. The Board also concluded that the Agreement’s performance component and its use of the MSCI Mexico Index were fair and appropriate.

The Mexico Fund, Inc. | 11

GENERAL INFORMATION continued

Economies of Scale. The Board determined that the investment advisory fees payable under the Agreement already reflect potential future economies of scale, through the existing fee structure, which includes the imposition of breakpoints as Fund assets increase, of 1.0% of average daily net assets for assets up to and including $200 million, 0.90% of average daily net assets for assets in excess of $200 million and up to and including $400 million, 0.80% of average daily net assets for assets in excess of $400 million and up to and including $600 million, 0.70% of average daily net assets for assets in excess of $600 million and up to and including $800 million, and 0.60% of average daily net assets for assets over $800 million.

Other Benefits to the Adviser. The Board determined that the other benefits described by the Adviser were reasonable, fair, and consistent with industry practice and the best interests of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to IFM Capital, LLC, a subsidiary of the Adviser, due to the fact that it serves, and receives a fee from, the Fund pursuant to the Fund Services Agreement.

Concentration Policy

The Fund has adopted a concentration policy, as permitted by the 1940 Act, that allows it to concentrate its investments in any industry or group of industries beyond 25% of the Fund’s assets if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%. At the end of April 2021, no industry group represented 20% or more of the value of the securities included in the IPC Index.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling collect Mr. Tofi Dayan, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are available on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or without charge, upon request, by calling Mr. Tofi Dayan. Mr. Dayan can be contacted at (+52 55) 9138-3350, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

How to Obtain More Information About the Fund

The Fund’s semi-annual and annual reports (collectively, “Shareholder Reports”) and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Publications.”

Unless you have elected to receive all future Shareholder Reports in paper, Shareholder Reports will be made available on the Fund’s website and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. Stockholders who are recordholders of Fund shares and who wish to receive public reports and press releases regarding the Fund by e-mail should log in to their accounts with AST at www.amstock.com and consent to electronic delivery.

The Fund publishes a Monthly Summary Report containing information about the Fund’s performance and portfolio composition. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.

Stockholders with questions about the Fund may contact Mr. Tofi Dayan, the Fund’s Treasurer, at (+52 55) 9138-3350 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com.

12 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform your broker about your preference for electronic delivery (if you are holding your shares in street name) or if you are a recordholder of Fund shares, by logging in to your AST account at www.amstock.com and consenting to electronically receive Fund materials.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the first half of fiscal year 2021, the Fund did not repurchase Fund shares in the open market.

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (the “Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)

Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through AST (the “Plan Agent”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)

Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s MDP can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)

Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)

Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)

Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the SEC or other regulatory authority.

The Mexico Fund, Inc. | 13

GENERAL INFORMATION continued

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company, LLC

Attention: Plan Administration Department
PO Box 922
Wall Street Station
New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan, without penalty, at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.

Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of the NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

14 | The Mexico Fund, Inc.

GENERAL INFORMATION concluded

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (the “NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of the semi-annual report along with other information about the Fund. After the Fund’s 2021 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services”, and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

The Mexico Fund, Inc. | 15

SCHEDULE OF INVESTMENTS

as of April 30, 2021 (Unaudited)

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 95.19%
	Airports
470,000	Grupo Aeroportuario del Pacífico, S.A.B. de C.V. Series B (a)	$4,834,132	1.92%
600,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B (a)	3,732,849	1.48
		8,566,981	3.40
	Auto Parts
18,400,000	Controladora Nemak, S.A.B. de C.V. Series A (a)	2,517,411	1.00
5,500,000	Nemak, S.A.B. de C.V. Series A (a)	1,613,636	0.64
		4,131,047	1.64
	Beverages
1,180,000	Arca Continental, S.A.B. de C.V.	6,321,324	2.51
2,050,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	15,885,672	6.30
		22,206,996	8.81
	Building Materials
17,500,000	Cemex, S.A.B. de C.V. Series CPO (a)	13,907,548	5.52
2,859,000	Elementia, S.A.B. de C.V. (a)	1,941,661	0.77
700,000	Grupo Cementos de Chihuahua, S.A.B. de C.V.	4,976,637	1.97
		20,825,846	8.26
	Chemical Products
3,500,000	Alpek, S.A.B. de C.V. Series A	3,899,991	1.55
3,750,000	Orbia Advance Corporation, S.A.B. de C.V.	10,464,927	4.15
		14,364,918	5.70
	Construction and Infrastructure
425,000	Promotora y Operadora de Infraestructura, S.A.B. de C.V.	3,286,024	1.30

	Consumer Products
5,000,000	Kimberly-Clark de México, S.A.B. de C.V. (b) Series A	8,643,597	3.43

	Financial Groups
5,000,000	Banco Santander México, S.A. Institución de Banca Múltiple, Grupo Financiero Santander. Series B	5,645,504	2.24
3,300,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	18,785,007	7.45
		24,430,511	9.69
	Food
800,000	Gruma, S.A.B. de C.V. Series B	8,704,448	3.45

	Holding Companies
14,400,000	Alfa, S.A.B. de C.V. (b) Series A	10,078,336	4.00

	Mining
5,000,000	Grupo México, S.A.B. de C.V. (b) Series B	22,614,120	8.97
250,000	Industrias Peñoles, S.A.B. de C.V. (a)	3,221,222	1.28
		25,835,342	10.25
	Railroad
3,900,000	Gméxico Transportes, S.A.B. de C.V.	6,273,918	2.49

	Real Estate
2,500,000	Corporación Inmobiliaria Vesta, S.A.B. de C.V.	4,874,989	1.93

See Notes to Financial Statements.

16 | The Mexico Fund, Inc.

SCHEDULE OF INVESTMENTS

as of April 30, 2021 (Unaudited) concluded

Shares Held		Value (Note 1)	Percent of Net Assets
	Restaurants
1,700,000	Alsea, S.A.B. de C.V.(a)	$2,766,692	1.10%

	Retail
500,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	2,116,199	0.84
3,931,785	La Comer, S.A.B. de C.V. Series UBC	7,332,942	2.91
6,200,000	Wal-Mart de México, S.A.B. de C.V.	20,306,132	8.06
		29,755,273	11.81
	Steel
200,000	Ternium, S.A. ADR (a)	7,817,961	3.10

	Telecommunications Services
46,500,000	América Móvil, S.A.B. de C.V. Series L	32,498,691	12.89
5,178,074	Telesites, S.A.B. de C.V. Series B-1 (a)	4,892,600	1.94
		37,391,291	14.83

	Total Common Stock (Identified cost - $281,351,458)	$239,954,170	95.19%

Principal Amount		Value (Note 1)	Percent of Net Assets
	SHORT-TERM SECURITIES – 4.70%
	Repurchase Agreements
$4,975,986	BBVA Bancomer, S.A., 3.85%, dated 4/30/21, due 5/3/21 repurchase price $4,976,518 collateralized by Cetes (Bonds issued by the Mexican Government), interest rate 4.18% (c), due 7/15/2021. Value of collateral $4,998,975.	$4,975,986	1.97%
	Time Deposits
$6,874,732	Comerica Bank, 0.03%, dated 4/30/21, due 5/3/21	6,874,732	2.73
	Total Short-Term Securities (Identified cost - $11,850,718)	$11,850,718	4.70%
	Total Investments (Identified cost - $293,202,176)	251,804,888	99.89
	Other Assets in Excess of Liabilities	262,345	0.11
	Net Assets Equivalent to $16.80 per share on 15,005,224 shares of capital stock outstanding.	$252,067,233	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid distributions within the last twelve months are considered to be non-income producing.

(b)	A member of the Board also serves as a member of the company’s board of directors.

(c)	Floating rate security. Rate shown is the rate in effect as of April 30, 2021.

ADR – American Depositary Receipt

See Notes to Financial Statements.

The Mexico Fund, Inc. | 17

STATEMENT OF ASSETS AND LIABILITIES

as of April 30, 2021 (Unaudited)

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $281,351,458)	$239,954,170
Short term securities (identified cost - $11,850,718)	11,850,718
Total investments (identified cost - $293,202,176)	$251,804,888
Dividends receivable	516,205
Interest receivable	705
Prepaid expenses	65,329
Total assets	252,387,127

Liabilities:
Payable to Investment Adviser (Note 2)	226,813
Accrued expenses and other liabilities	93,081
Total liabilities	319,894

Net Assets - Equivalent to $16.80 per share on 15,005,224 shares of capital stock outstanding (Note 7)	$252,067,233

Composition of Net Assets:
Common Stock	$15,005,224
Additional paid-in capital	276,064,672
Accumulated net investment income	2,034,332
Accumulated net realized gain on investments	1,025,592
Accumulated deficit	(42,062,587)
$252,067,233

See Notes to Financial Statements.

18 | The Mexico Fund, Inc.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2021 (Unaudited)

Net Investment Income:
Income:
Dividends (a)	$3,462,456
Interest	110,652
Total income	$3,573,108

Expenses:
Investment advisory fee	1,272,798
Administrative services	134,810
Directors’ fees	127,434
Legal fees	87,525
Printing, distribution and mailing of stockholder reports	31,037
Insurance	21,214
Custodian fees	19,141
Audit and tax fees	18,464
Directors’ and Officers’ expenses	18,393
Chief Compliance Officer fees	13,539
Stock exchange fees	12,398
Stockholders’ information	12,286
Transfer agent and dividend disbursement fees	11,062
Miscellaneous	12,357
Operating expenses	1,792,458
Waiver repaid to the Adviser	45,655
Net Operating expenses	1,838,113
Net investment income	1,734,995

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	1,025,592
Net realized gain from foreign currency transactions	299,337
Net realized gain on investments and foreign currency transactions	1,324,929
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currency:
Net change in net unrealized appreciation on investments	59,125,841
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	(59,611)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currency	59,066,230
Net Increase in Net Assets Resulting from Operations	$62,126,154

(a)	Net of withholding taxes of $175,425.

See Notes to Financial Statements.

The Mexico Fund, Inc. | 19

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,734,995	$1,930,123
Net realized gain (loss) on investments and foreign currency transactions	1,324,929	(630,509)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currency	59,066,230	(35,375,989)
Net increase (decrease) in net assets resulting from operations	62,126,154	(34,076,375)
Distributions paid	—	(1,860,111)
Return of capital (Note 1)	—	(4,592,135)
Total increase (decrease) in net assets	62,126,154	(40,528,621)

Net Assets:
Beginning of year	189,941,079	230,469,700
End of period	$252,067,233	$189,941,079

See Notes to Financial Statements.

20 | The Mexico Fund, Inc.

FINANCIAL HIGHLIGHTS

(Unaudited)

	For the Six Months Ended April 30, 2021	For the Year Ended October 31,
	(Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of year	$12.66	$15.36	$15.53	$18.01	$18.57	$20.66
Net investment income (a)	0.12	0.13	0.29	0.14	0.21	0.17	(e)
Net gain (loss) on investments and translation of foreign currency (a)	4.02	(2.40)	0.54	(1.94)	(0.24)	(1.21)
Total from investment operations	4.14	(2.27)	0.83	(1.80)	(0.03)	(1.04)
Less Dividends and Distributions:
Dividends to stockholders from net investment income	—	(0.12)	(0.28)	(0.11)	(0.19)	(0.07)
Distributions to stockholders from net realized gain on investments	—	—	(0.22)	(0.10)	—	(0.18)
Tax return of capital	—	(0.31)	(0.50)	(0.47)	(0.34)	(0.80)
Total dividends and distributions	—	(0.43)	(1.00)	(0.68)	(0.53)	(1.05)
Capital Share Transactions:
Anti-dilutive effect from repurchase of Fund stock	—	—	—	0.00 (b)	0.00 (b)	0.00	(b)
Total capital share transactions	—	—	—	—	—	—
Net asset value, end of period	$16.80	$12.66	$15.36	$15.53	$18.01	$18.57
Market value per share, end of period	$14.54	$10.49	$13.42	$13.54	$15.82	$16.27
Total investment return based on market value per share (c)	38.61%	(18.79%)	6.46%	(10.69%)	0.52%	(5.46%)
Ratios to Average Net Assets:
Expenses (d)	1.56%	1.56%	1.61%	1.62%	1.59%	1.74%
Net investment income (d)	1.47%	1.00%	1.87%	0.80%	1.16%	0.91	%(e)
Supplemental Data:
Net assets at end of period (in 000’s)	$252,067	$189,941	$230,470	$233,070	$270,556	$279,020
Portfolio turnover rate	9.21%	19.76%	18.13%	31.30%	31.40%	19.00%

(a)	Amounts were computed based on average shares outstanding during the period.
(b)	Amounts round to less than $0.01.
(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.

(d)	Annualized period less than one year.
(e)

Reflects income from a corporate action from one of the Fund’s holdings recognized during the year. Had the Fund not recognized the income, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.28%.

See Notes to Financial Statements.

The Mexico Fund, Inc. | 21

NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the six months ended April 30, 2021.

Valuation of investments — Investments are valued at the closing price reported by the Exchange on which the issuer is primarily listed. Investments in equity securities for which market quotations are readily available are valued at the last reported sale price or official closing price on the primary market or exchange on which they are traded. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors (the “Board”). If the Board believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (Unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2021, in valuing the Fund’s investments in securities:

Valuation Inputs	Level 1	Level 2	Level 3	Total
ASSETS:
Investments in Securities:
Equity Investments (a)	$239,954,170	—	—	$239,954,170
Short Term Investments (b)	—	$11,850,718	—	$11,850,718
Total Investments in Securities	$239,954,170	$11,850,718	—	$251,804,888

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments

(b)

These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

Security transactions and investment income — Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate as reported by Bloomberg L.P. at the close of each business day. The open market exchange rate at April 30, 2021 was Ps $20.25 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México S.C., the Fund’s investment adviser (the “Adviser”), monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy

The Mexico Fund, Inc. | 23

NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (Unaudited) continued

that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based on its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Under the Mexican tax law, gains realized on sales of securities listed on the Mexican Stock Exchange are subject to a 10% income tax payment for non-residents of Mexico. However, non-resident sellers that reside in a country with which Mexico has in effect a tax treaty (such as the United States), and that are eligible for the benefits of such tax treaty, are generally exempt from such tax. The Fund, as an investment company organized in the United States, is claiming eligibility for the benefits of such tax treaty. Therefore, the Fund believes that it should be exempt from such tax on realized gains, and no such tax is being recognized or paid by the Fund.

The Mexican tax law also includes a 10% income tax withholding on dividends distributed by companies to non-residents of Mexico, which applies to profits generated since 2014. As a result, the Fund expects that the amount of taxes withheld on dividends the Fund earns will continue to increase as investee companies pay dividends from profits generated since 2014. During the six months ended April 30, 2021, the amount of such tax withholdings was $175,425.

Income Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2021, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by the Internal Revenue Service. An assessment of the Fund’s tax positions has been made and it has been determined that there is no liability for unrecognized tax benefits that should be recorded relating to uncertain tax positions taken on returns filed for open tax years.

Each of the Fund’s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next 12 months.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date.

Risks of Investment in Mexican Securities - Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

24 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (Unaudited) continued

The Mexican Stock Exchange is a concentrated market. A certain individual has a controlling interest in companies representing approximately 17.1% of the market capitalization of the Mexican Stock Exchange. As of April 30, 2021, the Fund held investments representing 14.8% of its net assets in two of these companies (América Móvil and Telesites). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2. Investment Advisory Agreement:

The Fund has a management contract (the “Agreement”) with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million, 0.80% on the excess over $400 million up to $600 million, 0.70% on the excess over $600 million up to $800 million and 0.60% on the excess over $800 million.

Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the MSCI Mexico Index (the “Index”). A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s NAV performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be applied daily; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. The performance adjustment factor shall be equal to 0.025% per percentage point that the investment performance of the Fund exceeds or trails the investment record of the Index by 2 percentage points during the trailing 12-month period ending on the last business day of the prior month. The maximum performance adjustment factor is 0.20%. Accordingly, if the investment performance of the Fund exceeds or trails the investment record of the Index by 10 percentage points or more during the trailing 12-month period ending on the last business day of the prior month, the performance factor for the month following that 12-month period will be 0.20%.

For the six months ended April 30, 2021 the accumulated Base Fee of $1,157,709 was increased by $115,089 due to the performance component, resulting in a total advisory fee of $1,272,798.

3.	Fund Services Agreement:

Effective November 1, 2020, the Fund has entered into a Fund Services Agreement with IFM Capital, LLC (“IFM Capital”), a subsidiary of the Adviser, which provides for certain services to be performed by IFM Capital, including among other activities, the determination and publication of the NAV of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays IFM Capital a monthly fee at the annual rate of 0.11% on the first $300 million of average daily net assets, and 0.08% on the excess over $300 million. The fee will not be lower than the annual amount of $270,000. For the six months ended April 30, 2021, IFM Capital received $134,810 under the Fund Services Agreement.

The Mexico Fund, Inc. | 25

NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (Unaudited) continued

4.	Expense Limitation Agreement:

The Fund has entered into an Expense Limitation Agreement with the Adviser, which provides that Impulsora will waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Investment Advisory Agreement, taxes, interest, brokerage fees, extraordinary expenses (including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings) and any other expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, costs incurred in connection with any tender offer, rights offering or shelf registration statement)) to the extent necessary so that the Fund´s ordinary annual expense ratio does not exceed 1.50% beginning on November 1, 2020 through October 31, 2021, so long as Fund net assets remain greater than $180 million. When Fund net assets are below the threshold of $180 million, the Adviser will still waive fees in an amount necessary to maintain an ordinary operating expense ratio of 1.50% at a hypothetical Fund net asset level of $ 180 million.

In consideration of the Adviser’s agreement to waive fees and/or reimburse expenses, the Fund has agreed to repay the Adviser in the amount of any waived fees and/or Fund expenses reimbursed subject to certain conditions. Specifically, such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of any of the excluded expenses described above), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than 1.50%. Furthermore, the amount of prior fees waived or expenses reimbursed to be paid by the Fund in any month shall be limited so that the sum of: (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of any of the excluded expenses described above) do not exceed the annual rate (as a percentage of the average daily net assets of the Fund) of 1.50%. Prior fees waived or expenses reimbursed to be paid by the Fund with respect to any fiscal year of the Fund shall not be payable by the Fund to the extent that the amounts payable by the Fund pursuant to the foregoing during the period ending three years after the end of the month in which the Adviser incurred the expense are not sufficient to pay such fees and/or expenses.

For the six months ended April 30, 2021, a net of $45,655 of fees were repaid to the Adviser. The Fund´s ordinary and total expense ratios during this period were 1.46% and 1.56%, respectively.

5.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2021 were as follows:

Purchases
Common Stock	$20,092,366
Total Purchases	$20,092,366

Proceeds from Investments Sold
Common Stock	$22,710,828
Total Sales	$22,710,828

6.	Capital Stock:

On April 30, 2021, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 15,005,224 shares were outstanding.

26 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (Unaudited) continued

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise. During the six months ended April 30, 2021, the Fund did not issue shares under the Plan.

The Board has authorized the Fund to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the six months ended April 30, 2021, the Fund did not repurchase Fund shares in the open market.

7.	Distributions to Stockholders and Income Taxes:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses.

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s NAV. Any such reclassifications are not reflected in the financial highlights.

On August 12, 2008, the Fund received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a MDP to make quarterly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

On June 5, 2020, the Board decided to temporarily suspend the Fund´s MDP. On June 14, 2021, the Board decided to reinstate the Fund´s quarterly distributions under its MDP, at a quarterly amount of $0.18 per share.

The tax character of distributions paid during the fiscal year ended October 31, 2020 were as follows:

2020
Distributions paid from:
Ordinary income	$1,860,111
Long term capital gains	—
Return of capital	$4,592,135
Total distributions paid	$6,452,246

As of April 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net long-term capital loss	$(152,173)
Undistributed ordinary income	2,640,030
Unrealized depreciation	(41,490,521)
Total accumulated deficit	$(39,002,664)

The Mexico Fund, Inc. | 27

NOTES TO FINANCIAL STATEMENTS

April 30, 2021 (Unaudited) concluded

As of April 30, 2021, the cost of investments for federal income tax purposes was $293,231,622. Gross unrealized appreciation of investments was $15,869,564 and gross unrealized depreciation of investments was $57,296,299, resulting in net unrealized depreciation on investments of $41,426,735. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely and retain their character as short-term and/or long-term losses. At October 31, 2020, the Fund had post-enactment net capital loss carryforwards as follows: short-term $0; long-term $572,066.

8.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

28 | The Mexico Fund, Inc.

PRIVACY POLICY

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;
Information about your transactions with us; and
Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. As of the date of this filing, the members of the Portfolio Management Committee are the same as those identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from November 1, 2020 to April 30, 2021(A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2020 to November 30, 2020	0	N/A	0	1,500,522
Month # 2 December 1, 2020 to December 31, 2020	0	N/A	0	1,500,522
Month # 3 January 1, 2021 to January 31, 2021	0	N/A	0	1,500,522
Month # 4 February 1, 2021 to February 28, 2021	0	N/A	0	1,500,522
Month # 5 March 1, 2021 to March 31, 2021	0	N/A	0	1,500,522
Month # 6 April 1, 2021 to April 30, 2021	0	N/A	0	1,500,522
Total	0	N/A	0	1,500,522

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)       Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)       A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 25, 2021

By*	/s/ Tofi Dayan
Tofi Dayan
Treasurer

Date:	June 25, 2021

*	Print the name and title of each signing officer under his or her signature.